United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

DAMON INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-42190	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Alexander Street Vancouver. BC	V6A 1E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 10, 2025, the audit committee of the board of directors (the “Audit Committee”) of Damon Inc. (the “Company”), after discussion with management, concluded that the Company’s previously issued unaudited condensed consolidated financial statements for the three and six months ended December 31, 2024 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2024 (the “Q2 Form 10-Q” and such period, the “Affected Period”), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2025, should no longer be relied upon due to the accounting error described below and should be amended and restated. Similarly, any previously issued or filed reports, earnings releases, and investor presentations or other communications describing the Company’s unaudited condensed consolidated financial statements and other related financial information covering the Affected Period should no longer be relied upon.

The accounting error relates to the understatement of the transaction cost incurred in connection with the business combination with Damon Motors Inc., which became the Company’s wholly-owned subsidiary upon closing on November 13, 2024. The cost was understated by $2,300,000 for the three and six months ended December 31, 2024. The understated cost relates to the omission of previously settled fees owed to a former financial advisor that became due upon closing of the transaction, as disclosed under Item 8.01 of the Company’s current report on Form 8-K filed on November 18, 2024.

As such, the Company will restate its financial statements by restating each of the affected financial statement line items for the Affected Period in an amendment to the Q2 Form 10-Q to be filed as soon as practicable. The restatement does not have an impact on the Company’s cash position or revenues for the Affected Period.

The accounting error caused the below specific line items previously presented in the unaudited condensed consolidated financial statements for the Affected Period to (decrease) or increase by the following amounts:

	December 31, 2024
Condensed consolidated balance sheet	As previously reported	Adjustments	As restated

Accounts payable and accrued liabilities	$7,684,195	$2,300,000	$9,984,195
Current liabilities	11,182,502	2,300,000	13,482,502
Total liabilities	17,178,984	2,300,000	19,478,984
Accumulated deficit	(115,498,661)	(2,300,000)	(117,798,661)
Total stockholders’ deficit	$(974,302)	$(2,300,000)	$(3,274,302)

	Three months ended December 31, 2024
Condensed consolidated statements of operations and comprehensive income (loss)	As previously reported	Adjustments	As restated

Transaction costs	$2,368,895	$2,300,000	$4,668,895
Operating expenses	5,477,187	2,300,000	7,777,187
Income (loss) before taxes	32,521,103	(2,300,000)	30,221,103
Net income (loss)	32,521,108	(2,300,000)	30,221,108
Comprehensive income (loss)	$32,522,167	$(2,300,000)	$30,222,167

As a result of the restatement adjustments, basic earnings per share for the three months ended December 31, 2024 decreased $0.19, from $2.56 per share to $2.37 per share, and diluted earnings per share decreased $0.18, from $2.51 per share to $2.33 per share.

	Six months ended December 31, 2024
Condensed consolidated statements of operations and comprehensive income (loss)	As previously reported	Adjustments	As restated

Transaction costs	$3,117,436	$2,300,000	$5,417,436
Operating expenses	7,377,128	2,300,000	9,677,128
Income (loss) before taxes	25,108,928	(2,300,000)	22,808,928
Net income (loss)	25,108,933	(2,300,000)	22,808,933
Comprehensive income (loss)	$25,109,992	$(2,300,000)	$22,809,992

As a result of the restatement adjustments, basic earnings per share for the six months ended December 31, 2024 decreased $0.27, from $3.19 per share to $2.92 per share, and diluted earnings per share decreased $0.28, from $3.12 per share to $2.84 per share.

	Six months ended December 31, 2024
Condensed consolidated statements of cash flows	As previously reported	Adjustments	As restated

Operating activities
Net income (loss)	$25,108,933	$(2,300,000)	$22,808,933
Non-cash transaction cost	1,347,526	2,300,000	3,647,526
Cash used in operating activities	$(6,636,484)	$-	$(6,636,484)

	December 31, 2024
Condensed consolidated statements of changes in stockholders’ deficit	As previously reported	Adjustments	As restated

Net income	$32,521,108	$(2,300,000)	$30,221,108
Accumulated deficit	(115,498,661)	(2,300,000)	(117,798,661)
Total stockholders’ deficit	$(974,302)	$(2,300,000)	$(3,274,302)

	December 31, 2024
Condensed consolidated statements of changes in stockholders’ deficit	As previously reported	Adjustments	As restated

Net income	$32,521,108	$(2,300,000)	$30,221,108
Accumulated deficit	(115,498,661)	(2,300,000)	(117,798,661)
Total stockholders’ deficit	$(974,302)	$(2,300,000)	$(3,274,302)

The Company’s management has previously concluded and disclosed that the Company’s disclosure controls and procedures were not effective due to the existence of material weaknesses, including in the Company’s internal control over financial reporting (“ICFR”). The Company has evaluated the impact of the error described above on its ICFR and concluded the existing material weaknesses resulted in this error.

The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm.

Item 8.01. Other Events

Under the Securities Purchase Agreement dated December 20, 2024 (the “SPA”) with Streeterville Capital, LLC (“Streeterville”), as amended by an Amendment No. 1 to the SPA, the Company has received an aggregate of $4,400,000 from Streeterville out of the total $10,000,000 committed amount, resulting in an outstanding principal balance of $4,708,000, excluding any accrued interest and prior to any pre-paid purchases discussed below. Of the $4,400,000 received, a total of $460,000 has been used to repay the indebtedness under the secured promissory note issued to Streeterville in June 2024 with an original principal amount of $6,470,000.

As of March 14, 2025, Streeterville has purchased, and the Company has issued, a total of 8,133,614 common shares to satisfy pre-paid purchases made through this date, based on the pricing formula described in Item 1.01 of the Current Report on Form 8-K filed with the SEC on December 23, 2024. As a result, as of March 14, 2025, the outstanding principal balance has been reduced to $3,158,000, with an additional $53,258 in accrued interest.

Following the Company’s filing of its last current report on February 27, 2025, and as a result of Streeterville’s purchases of shares under the SPA, the Company has 31,419,728 outstanding common shares as of March 14, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025	DAMON, INC.

	By:	/s/ Bal Bhullar
Bal Bhullar
Chief Financial Officer

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